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                  AMENDMENT NUMBER 1 TO AMENDED AND RESTATED
                         COMPONENT RECOVERY AGREEMENT

     THIS AMENDMENT NUMBER 1 (this "Amendment") is entered into by and between Micron Technology, Inc., a Delaware corporation ("MTI") and Micron Electronics, Inc., a Minnesota corporation ("MEI").

     WHEREAS, MTI and MEI entered into that certain Amended and Restated Component Recovery Agreement with an effective date of September 2, 1999 (the "Agreement");

     WHEREAS, MTI and MEI desire to amend the Agreement in accordance with the terms set forth below:

     NOW THEREFORE, MTI and MEI agree as follows:

1. Amendment.  Section 11 of the Agreement is amended by adding the following
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as the last sentence thereof:

     A party desiring to exercise its option under this Section 11 shall provide the other party with not less than thirty (30) days written notice prior to the effective date of the exercise of the option; provided, however, that such written notice requirement shall not be construed to extend the term of this Agreement as provided in Section 17.1 herein.

2. No Further Modification.  Except as set forth herein, the provisions of the
   -----------------------
Agreement remain unmodified and in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be effective as of the date of the last signature set forth below.


MICRON TECHNOLOGY, INC.             MICRON ELECTRONICS, INC.


By:  /s/                            By:  /s/

Name:  Roderic W. Lewis             Name:  Steven Arnold

Title:  VP Legal Affairs            Title:  VP, General Counsel

Date:  November 13, 2000            Date:  November 16, 2000

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